                                EXHIBIT 10.2

              SUMMARY OF THE AWARD LEVELS AND PERFORMANCE GOALS
                     UNDER THE MANAGEMENT INCENTIVE PLAN
                    FOR THE 2006 NAMED EXECUTIVE OFFICERS
                OF REINSURANCE GROUP OF AMERICA, INCORPORATED

                                                          INCENTIVE AWARD AS A
NAME AND TITLE OF EXECUTIVE OFFICER                          PERCENTAGE OF
                                                             BASE SALARY(1)
-----------------------------------                       --------------------

A. Greig Woodring                                               0 - 200%
   President and Chief Executive Officer
David B. Atkinson                                               0 - 160%
   Executive Vice President and Chief Operating Officer
Jack B. Lay                                                     0 - 160%
   Executive Vice President and Chief Financial Officer
Paul A. Shuster                                                 0 - 160%
   Executive Vice President, U.S. Operations
Graham Watson                                                   0 - 160%
   Executive Vice President, International

-------------------------------

(1) Results for Reinsurance Group of America, Incorporated (the "Company") under the Reinsurance Group of America, Incorporated Management Incentive Plan, as amended and restated effective January 1, 2003 (the "MIP"), are measured primarily on annual operating earnings (net income from continuing operations less realized capital gains and losses and certain other non-operating items) per share and, secondarily, on annual consolidated revenues. The MIP award for certain participants may be measured in part or in whole on divisional results, which will be based on the division's revenues and operating earnings.